Investment in Equity Affiliate	12 Months Ended
Dec. 31, 2011
Investment in Equity Affiliate
Investment in Equity Affiliate

9.Investment in Equity Affiliate

The following table is a reconciliation of our investment in equity affiliate as presented on the 2011 accompanying consolidated balance sheet:

2011
Investment in equity affiliate	$37,602,811
Equity in net income of affiliate	2,749,866
Dividends received	(1,546,875)
Balance, December 31, 2011	$38,805,802

The fair value of the investment in Box Ships Inc. based on the closing price of Box Ships’ common share as of December 30, 2011, of $8.37, was $28.8 million. As of December 31, 2011, the Company did not consider the difference between the fair value and the book value of the investment in Box Ships as other than temporary and therefore the investment was not impaired.

Box Ships Inc. (Box Ships) was a former dormant wholly owned subsidiary of the Company. Following Box Ships IPO in April 2011, in connection with the sale of the containerships Box Voyager, Box Trader and CMA CGM Kingfish to Box Ships, the Company received 3,437,500 shares of Box Ships’ common stock and is accounted for as an equity investment (refer to Note 1 and Note 5).

Summarized financial information in respect of Box Ships Inc. is set out below:

Year ended December 31, 2011
INCOME STATEMENT DATA
Net revenue	38,272,662
Operating income	17,467,824
Net income and Comprehensive income	12,953,386

As of December 31, 2011
BALANCE SHEET DATA
Total current assets	16,294,791
Total non-current assets	385,116,095
Total assets	401,410,886
Total current liabilities	22,357,768
Total long-term liabilities	196,692,041
Total liabilities	219,049,809